UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Rd, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2021 is filed herewith.

EAGLE POINT
CREDIT COMPANY

FIRST HALF 2021 STOCKHOLDER LETTER AND SEMIANNUAL REPORT

NYSE SYMBOLS: ECC / ECCB / ECCC / ECCY / ECCX / ECCW

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed semiannual report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2021.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

While the CLO market continues to command attention from investors worldwide, we believe the CLO market, and CLO equity in particular, remains inefficient and attractive. In less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Credit Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process to this fixed income market. This process seeks to maximize returns while mitigating potential risks. We believe the scale and experience of our Adviser in CLO investing provides the Company with meaningful advantages.

For the six months ended June 30, 2021, the Company recorded an increase in net assets resulting from operations of $77.2 million, or $2.35 per weighted average common share.1 This represents a GAAP return on our common equity of 21.4% during the first half of 2021.2 From December 31, 2020 through June 30, 2021, the Company’s NAV increased 16.0% from $11.18 per common share to $12.97. During this period, we paid $0.48 per share in cash distributions to our common stockholders. Further, our June 30, 2021 NAV is up 22.5% from its pre-COVID level of $10.59 as of December 31, 2019.

Given the strength of the Company’s recent financial performance and confidence in management’s outlook for future performance, the Company was pleased to raise its common monthly cash distribution by 25% to $0.10 per share from $0.08 per share, commencing in July 2021, and another 20% to $0.12 per share effective October 2021.

With favorably low CLO liability spreads, the environment for new CLO creation, along with resets and refinancings, remains highly attractive in our view. For the first half of 2021, the Company capitalized on this environment and completed 9 resets and 9 refinancings. The refinancing transactions have resulted in an average savings of 28 basis points on the refinanced classes. The reset transactions have contributed to an average savings of 13 basis points on the debt of those CLOs, but more importantly, an increase in the portfolio’s weighted average remaining investment period to 2.8 years at June 30, 2021 from 2.4 years at the beginning of the year, reflecting a meaningful increase of 0.4 years, despite 6 months of time decay. These actions position the Company to benefit from increased prospective cash flow while also taking advantage of future loan price volatility, when it occurs.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	1

Our recurring cash flows were well ahead of pre-pandemic levels during the first half of 2021. Recurring cash flows from our investment portfolio, which excludes cash received from called CLOs, during the first half of 2021 totaled $68.9 million, or $2.09 per weighted average common share, a significant increase versus cash flows of $47.1 million, or $1.58 per weighted average common share, for the first six months of 2020.

For the quarter ending June 30, 2021, recurring cash flows were $36.4 million, or $1.09 per weighted average common share, exceeding our expenses and common distribution by $0.54 per weighted average common share, the largest surplus since the Company’s inception.

While our portfolio performed very well in the first half of 2021, we believe our portfolio has potential for further meaningful upside. The weighted average expected yield of our CLO equity portfolio (excluding called CLOs), based on market value, was 19.02% as of June 30, 2021. While slightly tighter than 21.14% as of December 31, 2020, it continues to represent an attractive value, in our view.

The Company continues to benefit from a solid balance sheet and liquidity position. We have no financing maturities prior to October 2026 and no secured or “repo”-style financing whatsoever. Thanks to that balance sheet and liquidity position, we actively deployed $148 million into new CLO equity and debt investments in the first half of 2021.

We also continue to prudently manage the Company’s capital structure while raising capital to take advantage of attractive investment opportunities. During the first half of 2021, the Company prudently raised additional common equity through our at-the-market (“ATM”) program. These issuances were beneficial to the Company as shares were issued at a premium to NAV with net proceeds utilized to increase our liquidity and expand our investment portfolio. We also utilized the ATM to raise an additional $6 million of capital through the issuance of shares of our 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”).

Additionally, the Company took advantage of attractive market conditions by issuing $44.9 million of 6.75% Notes due 2031 (the “ECCW Notes”) in March and $30.0 million of 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) in June, raising a total of $71.9 million of additional capital for investment opportunities and further extending the weighted average maturity of our outstanding debt. The 6.50% rate on our Series C Term Preferred Stock is the Company’s lowest cost of capital to date.

As of July 31, 2021, management’s unaudited estimate of the range of the Company’s NAV per common share was between $13.20 and $13.30. The midpoint of this range represents an increase of 2.2% compared to the NAV per common share as of June 30, 2021. As of July 31, 2021, we have over $54 million in cash available for investment on our balance sheet.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	2

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of June 30, 2021, the NAV per share of the Company’s common stock was $12.97. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $13.55 on June 30, 2021, representing a 4.47% premium to NAV per share as of such date.3 For the six months ended June 30, 2021, the total return for our common stockholders was 39.81%.4

From our initial public offering (“IPO”) on October 7, 2014 through June 30, 2021, our common stock traded on average at an 11.6% premium to NAV. As of July 31, 2021, the closing price per share of common stock was $13.30, a premium of 0.38% compared to the midpoint of management’s unaudited and estimated NAV range of $13.20 to $13.30 as of July 31, 2021.

In connection with our ATM program, the Company sold 2,092,330 shares of common stock during the six months ended June 30, 2021 at a premium to NAV for total net proceeds to the Company of approximately $26.7 million. The Company also sold 242,268 shares of Series B Term Preferred Stock during the six months ended June 30, 2021 at a premium to par for total net proceeds to the Company of approximately $6.0 million.

During the first half of 2021, the Company declared and paid to common stockholders aggregate distributions totaling $0.48 per share of common stock. An investor who purchased common stock as part of our IPO at $20.00 per share has received total cash distributions of $14.60 per share since the IPO. A certain portion of these distributions was comprised of a return of capital as noted under the Tax Information section on the Company’s website.5

For the quarters ended March 31, 2021 and June 30, 2021, the Company recorded net investment income and net realized gains of $0.28 and $0.32 per weighted average common share, respectively. Both were above the quarterly distribution run-rate of $0.24 per common share (based on three separate monthly distributions of $0.08 per share) during the first and second quarters.

Given the strength of the Company’s recent financial performance and confidence in its outlook for future performance, the Company was pleased to raise its common monthly distribution by 25% to $0.10 per share from $0.08 per share, beginning in July 2021, and an additional 20% to $0.12 per share, beginning in October 2021.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price. If the prevailing market price of our common stock is less than our NAV per share, such

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	3

reinvestment is at the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

Other Securities

In addition to our common stock, the Company has five other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
7.75% Series B Term Preferred Stock due 2026	ECCB	$53.9 million	7.75%	Monthly	October 2021	October 2026
6.50% Series C Term Preferred Stock due 2031	ECCC	$30.0 million	6.50%	Monthly	June 2024	June 2031
6.75% Notes due 2027	ECCY	$28.9 million	6.75%	Quarterly	Callable	September 2027
6.6875% Notes due 2028	ECCX	$64.8 million	6.6875%	Quarterly	Callable	April 2028
6.75% Notes due 2031	ECCW	$44.9 million	6.75%	Quarterly	March 2024	March 2031

The Company took advantage of attractive market conditions during the first six months of 2021 and issued its ECCW Notes in March at a fixed coupon of 6.75% and its Series C Term Preferred Stock in June 2021 at a fixed coupon of 6.50% (our lowest cost of capital to date), both with ten-year maturities. As a result of these issuances, the weighted average maturity on our outstanding notes and preferred stock increased to approximately 7.4 years, up from 6.7 years at year end. In addition, all of our financing is fixed rate, providing us with added certainty in a rising rate environment.

As of June 30, 2021, we had debt and preferred securities outstanding which totaled approximately 33.2% of our total assets (less current liabilities). Over the long term, management expects to operate the Company generally with leverage within a range of 25% to 35% of total assets under normal market conditions. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Monthly Common Distributions

The Company declared and paid six monthly distributions of $0.08 per share of common stock from January 2021 through June 2021, declared three monthly distributions of $0.10 per share of common stock from July 2021 through September 2021, and declared three monthly

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	4

distributions of $0.12 per share of common stock from October 2021 through December 2021. We paid distributions totaling $0.58 per share of common stock in 2021 as of July 31. We intend to continue declaring monthly distributions on shares of our common stock (and have done so with respect to distributions declared through December 2021). Please note the actual frequency, components and amount of such distributions are subject to variation over time.

Portfolio Overview

First Half 2021 Portfolio Update

Our portfolio continued to generate strong and consistent cash flows well in excess of our expenses and common distributions. During the six months ended June 30, 2021, the Company received cash distributions from our portfolio of $68.9 million, or approximately $2.09 per weighted average common share.

During the six months ended June 30, 2021, the Company made 52 new CLO equity and debt investments with total purchase proceeds of approximately $148 million. The Company also sold 18 CLO equity and debt investments, generating aggregate sales proceeds of approximately $41.3 million.

As of June 30, 2021, the weighted average expected yield, based on market value, of our CLO equity portfolio (excluding called CLOs), was 19.02%, compared to 21.14% as of December 31, 2020. Additionally, the weighted average effective yield, based on amortized cost, as of June 30, 2021 was 14.98%, up from 11.05% as of December 31, 2020, reflecting strong cash flows on our portfolio, reduced default activity, cost savings from refinancing and reset activity, and a longer weighted average remaining reinvestment period achieved through resets and attractive new issue investments. Importantly, we highlight the Company’s effective yields include an allowance for future credit losses.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of June 30, 2021.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	5

Market Overview

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index6 (“CSLLI”), a broad index tracking the corporate loan market, generated a total return of 3.48% in the first half of 2021.

For the first half of 2021, the S&P 500 Index and Merrill Lynch High Yield Master II Index7 generated returns of 15.25% and 3.70%, respectively.

Loan market technicals remained strong through the second quarter as evidenced by the steady rise in prices. While loan prices have increased over eight points in the last 12 months, at the end of June, 74% of the loan market was trading below par. As of July 31, over 88% of the loan market was trading at a discount. For CLOs, this translates into attractive trading opportunities to rotate and reinvest par prepayments into discounted loans within current portfolios. New portfolios can be ramped at attractive levels and loan repricing activity has been limited.

Retail demand for floating rate instruments continued at a healthy pace through the first half of 2021 as investors rotated into floating rate assets, seeking protection against potential interest rate risk. According to J.P. Morgan8, for the first half of 2021, mutual funds and ETFs investing in U.S. leveraged loans contributed net inflows of $28 billion, compared to $22 billion of outflows for the same period in 2020.

The total size of the loan market rose about 10% in the first half of 2021. According to LCD, total institutional loan issuance in the first half of 2021 was a record $330.8 billion, more than double the issuance for the same period in 2020, while total institutional loans outstanding stood at $1.3 trillion as of June 30, 2021, above the $1.2 trillion mark as of December 31, 2020. Loan repayments totaled $173.9 billion during the same period.

Rating agency activity remained skewed towards upgrades, with June seeing the highest ratio of net upgrades to downgrades recorded in the last 10 years. Loan defaults and distressed exchanges in the first six months hit a 10-year low. The par-weighted default rate finished the first half of 2021 at 1.25%, compared to 3.23% as of June 30, 2020 and the long-term default rate of 2.9%, according to LCD.9 Given the economic recovery, major banks have lowered projections for near-term default forecasts to as low as 0.65%, levels not seen since April 2012. As of June 30, 2021, our underlying exposure to defaulted loans was only 0.5%.

While many corporate borrowers have taken advantage of the strong demand for loans and more flexible terms to refinance their existing debt, repricing activity remained muted during the second quarter. Importantly, borrowers that have refinanced have also been able to extend loan maturity dates. Only 6.0% of the loans in our underlying loan portfolio mature prior to 2024.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	6

CLO Market

The CLO market continued to set new records, driven by the favorable combination of lower CLO liability costs and attractive loan spreads. Total new US CLO issuance in the first half of 2021 was $82 billion, well above the $36 billion of issuance in the prior-year period. In addition, refinancing and reset activity have contributed historically high volumes of $67 billion and $70 billion for the first half of 2021. This $219 billion of primary activity is more than double 2020’s full year supply, and exceeds all prior readings over a similar time period.

The CLO new issue market has steadily met the strong pace of institutional loan issuance this year, muting potential fears of a supply/demand imbalance. Indeed, despite the surge in loan issuance, loan spreads have only modestly tightened and the cost of financing for new issue CLOs has held firm at post-crisis spread levels, driving the heavy month-over-month pipeline for new CLO issuances, resets and refinancings. AAA spreads for newly created CLOs priced at a disciplined average of 115 bps over LIBOR during the second quarter. In fact, primary CLO liabilities were tighter on June 30 compared to where they started the year.

Resets and refinancing kept an elevated pace in the second quarter. While resets and refinancings typically price slightly above new issue levels, new funding costs are very much “in-the-money” and have remained the most active part of the CLO market, representing 60-70% of total supply. The forward-looking pipeline remains robust with over 80% of CLOs exiting their non-call periods by year end.

Recall that while the cost of a reset is typically higher than a refinancing, the value of extending the life of a CLO’s reinvestment period is significant in our view. In a reset, the equity class can typically direct an extension of the reinvestment period, typically for a new 5-year period and importantly, avoid the costly process of assembling a new portfolio of loans (which can take time, particularly when loans are scarce), while also potentially lowering the cost of debt.

The process for refinancing a CLO is overall less burdensome, but can also capture meaningful savings. Following the non-call period, the equity class can typically direct a refinancing of some or all of the CLO liabilities. This typically occurs when the market rate for CLO debt has tightened since the time of original issuance. In general, we believe it is cost effective for a CLO to refinance at a cost savings of at least 15 bps (on AAAs).

As we think about full year 2021, our Adviser now expects approximately $135 billion of primary CLO issuance, along with approximately $125 billion of resets and $110 billion of refinancing transactions over the course of the year.

Fundamentals within the CLO market have continued to improve alongside the broader economic recovery. Ratings upgrades (for both underlying loans and CLO tranches), muted loan defaults and repricings, and a consistent rebound in loan prices have contributed to positive metrics within CLO portfolios. For CLO equity, cash flows have remained robust, the benefit

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	7

of LIBOR floors remains intact, and opportunities to lower liability costs have contributed to net an attractive “CLO arbitrage”.

As we look ahead into the second half of 2021, we continue to see favorable tailwinds and remain highly constructive on the Company’s portfolio.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Subsequent Developments

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $13.20 and $13.30 as of July 31, 2021. The midpoint of this range represents an increase of 2.2% compared to the NAV per common share as of June 30, 2021.

On July 30, 2021, the Company paid a monthly distribution of $0.10 per common share to holders of record on July 12, 2021. Additionally, and as previously announced, the Company declared distributions of $0.10 per share of common stock payable on each of August 31, 2021 and September 30, 2021 to holders of record on August 11, 2021 and September 10, 2021, respectively; and distributions of $0.12 per common share payable on October 29, 2021, November 30, 2021 and December 31, 2021 to stockholders of record on October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

On July 30, 2021, the Company paid a monthly distribution of $0.161459 per share of the Company’s Series B Term Preferred Stock to holders of record on July 12, 2021. Additionally, and as previously announced, the Company declared distributions of $0.161459 per share on Series B Term Preferred Stock, payable on each of August 31, 2021, September 30, 2021, October 29, 2021, November 30, 2021 and December 31, 2021 to holders of record on August 11, 2021, September 10, 2021, October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	8

On July 31, 2021, the Company paid a monthly distribution of $0.203125 per share of the Company’s Series C Term Preferred Stock to holders of record on July 12, 2021. Additionally, and as previously announced, the Company declared distributions of $0.135417 per share on Series C Term Preferred Stock, payable on each of August 31, 2021, September 30, 2021, October 29, 2021, November 30, 2021 and December 31, 2021 to holders of record on August 11, 2021, September 10, 2021, October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

In the period from July 1, 2021 through July 31, 2021, the Company issued 408,217 shares of our common stock and 435,612 shares of our Series C Term Preferred Stock pursuant to the “at-the-market” offering, for total net proceeds to the Company of approximately $16.3 million.

In the period from July 1, 2021 through July 31, 2021, the Company received cash distributions on its investment portfolio of $35.3 million. During that same period, the Company made gross new CLO equity and debt investments totaling $13.7 million. As of July 31, 2021, the Company had over $54 million of cash available for investment.

* * * * *

Management remains keenly focused on continuing to create value for our stockholders. We appreciate the trust and confidence our fellow stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2021. The views and opinions in this letter were current as of July 31, 2021. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	9

ABOUT OUR ADVISER

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO Securities, Portfolio Debt Securities and other credit investments. As of June 30, 2021, our Adviser has approximately $5.2 billion of assets under management (inclusive of undrawn capital commitments).10

Notes

[1]	“Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.
[2]	Return on our common equity reflects the Company’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.
[3]	An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.
[4]	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
[5]	To date, a portion of common stock distributions has been estimated to be a return of capital as noted under the Tax Information section on the Company’s website. The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[6]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[7]	The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market.
[8]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2021 reports).
[9]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[10]	Calculated in the aggregate with its affiliate Eagle Point Income Management LLC.

Past performance is not indicative of, or a guarantee of, future performance. Notes appear on last page of this letter.

Not Part of the Semiannual Report	10

Page Intentionally Left Blank

Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2021

Please see footnote disclosures on page 3.	1

Important Information about this Report and Eagle Point Credit Company Inc.

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2021. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2021.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Company as of June 30, 2021 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2021 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2021 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2021 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of June 30, 2021.
[3]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[6]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 5.4%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of June 30, 2021 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2021 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2021)[1]

Cash: $27.9 million[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2021)[2]
Number of Unique Underlying Loan Obligors	1,697
Largest Exposure to an Individual Obligor	0.81%
Average Individual Loan Obligor Exposure	0.06%
Top 10 Loan Obligors Exposure	6.09%
Currency: USD Exposure	99.42%
Aggregate Indirect Exposure to Senior Secured Loans[3]	98.02%
Weighted Average Junior OC Cushion	3.10%
Weighted Average Market Value of Loan Collateral	98.25%
Weighted Average Stated Loan Spread	3.54%
Weighted Average Loan Rating[4]	B+/B
Weighted Average Loan Maturity	4.8 years
Weighted Average Remaining CLO Reinvestment Period	2.8 years

Please see footnote disclosures on page 3.	4

Top 10 Underlying Obligors[2]

Obligor	% of Total
American Airlines	0.8%
Cablevision	0.8%
TransDigm	0.7%
Asurion	0.7%
Numericable	0.6%
United Airlines	0.5%
Univision Communications	0.5%
CenturyLink	0.5%
Virgin Media Investment Holdings	0.5%
Peraton	0.5%
Total	6.1%

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	9.7%
Health Care	9.0%
Publishing	7.9%
Financial Intermediaries	5.3%
Lodging & Casinos	4.5%
Telecommunications	4.4%
Diversified Conglomerate/Service	4.4%
Commercial Services & Supplies	4.1%
Technology: Hardware & Equipment	3.7%
Building & Development	3.7%
Total	56.6%

Rating Distribution of Underlying Obligors[2,4]

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 3.	5

Consolidated Financial Statements for the Six Months Ended
June 30, 2021 (Unaudited)

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $654,583,931)	$630,012,405
Cash and cash equivalents	34,784,065
Interest receivable	19,088,565
Receivable for securities sold	6,511,532
Prepaid expenses	370,103
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	183,853
Total Assets	690,950,523

LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $64,847,575) (Note 7)	65,939,608

6.75% Unsecured Notes due 2031, at fair value under the fair value option (aggregate principal amount of $44,850,000) (Note 7)	46,347,990

6.50% Series C Term Preferred Stock due 2031, at fair value under the fair value option (1,200,000 shares outstanding) (Note 6)	30,900,000

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (2,156,765 shares outstanding)	53,919,125
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(1,659,079)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	52,260,046

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	28,887,200
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(832,937)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	28,054,263

Payable for securities purchased	13,420,202
Incentive fee payable	3,319,522
Management fee payable	2,171,917
Professional fees payable	584,294
Administration fees payable	223,303
Directors' fees payable	198,750
Due to affiliates	31,503
Tax expense payable	10,000
Other expenses payable	160,246
Total Liabilities	243,621,644

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 34,489,559 shares of $0.001 par value common stock outstanding	$447,328,879

NET ASSETS consist of:
Paid-in capital (Note 5)	$479,333,036
Aggregate distributable earnings (losses)	(29,565,468)
Accumulated other comprehensive income (loss)	(2,438,689)
Total Net Assets	$447,328,879
Net asset value per share of common stock	$12.97

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Avery Point V CLO, Limited	CLO Secured Note - Class F (5.69% due 07/17/26) (6)	06/06/18	$947,168	$84,029	$136,203	0.03%
Carlyle US CLO 2021-1, Ltd.	CLO Secured Note - Class D (6.19% due 04/15/34)	02/02/21	1,250,000	1,238,143	1,232,500	0.28%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (6.99% due 04/19/29)	02/23/18	2,450,000	2,393,799	2,151,835	0.48%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (7.68% due 01/15/31)	11/28/17	830,000	809,302	773,975	0.17%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (6.02% due 01/16/26) (6)	01/18/18	8,690,144	2,316,458	1,647,651	0.37%
HarbourView CLO VII-R, Ltd.	CLO Secured Note - Class F (8.46% due 07/18/31) (6)	05/17/18	820,438	781,256	275,749	0.06%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (5.58% due 10/28/25) (6)	02/08/18	3,117,746	1,569,095	2,281,878	0.51%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (6.63% due 10/18/31)	08/14/18	4,150,000	4,082,847	3,478,945	0.78%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (5.69% due 04/20/31)	02/06/18	1,650,000	1,650,000	1,386,990	0.31%
Neuberger Berman Loan Advisers CLO 25, Ltd.	CLO Secured Note - Class D-R (3.04% due 10/18/29)	06/23/21	3,850,000	3,838,476	3,837,680	0.86%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (8.03% due 07/15/30)	07/05/18	900,000	848,765	822,150	0.18%
OZLM XXII, Ltd.	CLO Secured Note - Class D (5.49% due 01/17/31)	02/05/18	900,000	897,369	806,400	0.18%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note - Class E (7.19% due 04/15/32)	03/22/19	3,091,000	2,955,020	2,994,561	0.67%
Whitehorse X, Ltd.	CLO Secured Note - Class C-R (2.34% due 04/17/27)	04/08/21	1,250,000	1,248,844	1,250,000	0.28%
Whitehorse X, Ltd.	CLO Secured Note - Class D-R (3.19% due 04/17/27)	04/08/21	6,250,000	6,237,971	6,250,000	1.40%
Wind River 2017-3 CLO Ltd.	CLO Secured Note - Class D-R (4.03% due 04/15/35)	04/16/21	950,000	950,000	960,640	0.21%
				31,901,374	30,287,157	6.77%
CLO Equity (7) (8)
ALM VIII, Ltd.	CLO Preferred Share (effective yield of 0.00% due 10/20/28) (9)	06/02/16	8,725,000	192,076	436,250	0.10%
Anchorage Credit Funding 12, Ltd.	CLO Income Note (effective yield of 11.96% due 10/25/38)	09/04/20	9,250,000	7,224,526	7,343,402	1.64%
Anchorage Credit Funding 13, Ltd.	CLO Subordinated Note (effective yield of 9.00% due 07/27/39)	05/25/21	1,200,000	1,200,000	1,200,000	0.27%
Apidos CLO XIV	CLO Subordinated Note (effective yield of 0.00% due 04/15/25) (9)	06/06/14	11,177,500	143,026	27,944	0.01%
Ares XXXIV CLO Ltd.	CLO Subordinated Note (effective yield of 20.83% due 04/17/33)	09/16/20	14,900,000	7,562,417	8,644,219	1.93%
Ares XLI CLO Ltd.	CLO Income Note (effective yield of 17.58% due 04/15/34) (10)	11/29/16	29,388,000	16,951,832	18,555,111	4.15%
Ares XLIII CLO Ltd.	CLO Income Note (effective yield of 16.57% due 07/15/34) (10)	04/04/17	30,850,000	17,875,109	18,996,617	4.25%
Ares XLVII CLO Ltd.	CLO Subordinated Note (effective yield of 26.33% due 04/15/30)	10/22/20	8,500,000	5,159,734	6,117,684	1.37%
Ares LI CLO Ltd.	CLO Income Note (effective yield of 16.75% due 04/15/31) (10)	01/25/19	12,289,349	9,008,112	9,672,311	2.16%
Atrium XI	CLO Subordinated Note (effective yield of 0.00% due 10/23/25) (9)	02/07/17	5,903,000	-	590	0.00%
Avery Point V CLO, Limited	CLO Income Note (effective yield of 0.00% due 07/17/26) (11)	10/16/14	13,687,500	68,438	13,688	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Income Note (effective yield of 0.00% due 01/15/29) (10) (11)	11/30/16	16,700,000	9,470,996	6,714,716	1.50%
Bain Capital Credit CLO 2021-1, Limited	CLO Subordinated Note (effective yield of 15.53% due 04/18/34)	04/29/21	6,350,000	5,533,125	5,568,514	1.24%
Barings CLO Ltd. 2018-I	CLO Income Note (effective yield of 12.41% due 04/15/31) (10)	02/23/18	20,808,000	14,524,168	12,972,114	2.90%
Barings CLO Ltd. 2019-I	CLO Income Note (effective yield of 18.35% due 04/15/35) (10)	02/12/19	13,085,000	9,838,024	10,967,516	2.45%
Barings CLO Ltd. 2019-II	CLO Income Note (effective yield of 18.18% due 04/15/36) (10)	03/15/19	16,150,000	11,248,723	12,507,925	2.80%
Barings CLO Ltd. 2020-I	CLO Income Note (effective yield of 22.62% due 10/15/32) (10)	09/04/20	5,550,000	3,814,920	5,173,339	1.16%
Battalion CLO IX Ltd.	CLO Income Note (effective yield of 17.62% due 07/15/31) (10)	07/09/15	18,734,935	12,390,056	12,093,304	2.70%
Battalion CLO 18 Ltd.	CLO Income Note (effective yield of 23.05% due 10/15/32) (10)	08/25/20	8,400,000	6,321,755	8,406,870	1.88%
Battalion CLO XIX Ltd.	CLO Income Note (effective yield of 22.73% due 04/15/34) (10)	03/11/21	8,600,000	5,525,199	6,899,066	1.54%
BlueMountain CLO 2013-2 Ltd.	CLO Subordinated Note (effective yield of 22.14% due 10/22/30)	10/21/14	23,000,000	7,706,710	6,510,343	1.46%
BlueMountain CLO 2018-1 Ltd.	CLO Subordinated Note (effective yield of 55.85% due 07/30/30)	03/26/20	5,550,000	1,290,375	2,042,211	0.46%
BlueMountain CLO XXIII Ltd.	CLO Subordinated Note (effective yield of 17.75% due 10/20/31)	02/24/21	6,340,000	4,634,896	4,732,158	1.06%
BlueMountain CLO XXIV Ltd.	CLO Subordinated Note (effective yield of 28.97% due 04/20/34)	06/16/20	7,375,000	4,144,275	6,107,201	1.37%
BlueMountain CLO XXV Ltd.	CLO Subordinated Note (effective yield of 20.17% due 07/15/36)	06/23/20	6,525,000	4,526,879	5,295,473	1.18%
Bowman Park CLO, Ltd.	CLO Subordinated Note (effective yield of 0.00% due 11/23/25) (9)	10/29/15	8,180,000	-	327,200	0.07%
Bristol Park CLO, Ltd.	CLO Income Note (effective yield of 12.94% due 04/15/29) (10)	11/01/16	34,250,000	21,588,952	19,562,706	4.37%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (effective yield of 21.50% due 07/15/31)	06/02/16	10,800,000	4,174,366	4,059,400	0.91%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (effective yield of 9.04% due 01/15/30)	10/13/17	9,000,000	6,039,046	5,119,182	1.14%
Carlyle US CLO 2018-1, Ltd.	CLO Subordinated Note (effective yield of 19.44% due 04/20/31)	03/23/21	4,730,000	2,830,610	2,880,357	0.64%
Carlyle US CLO 2018-4, Ltd.	CLO Subordinated Note (effective yield of 15.32% due 01/20/31)	02/18/21	6,625,000	4,899,963	4,831,028	1.08%
Carlyle US CLO 2019-4, Ltd.	CLO Subordinated Note (effective yield of 14.13% due 01/15/33)	04/13/21	6,000,000	4,710,000	4,674,974	1.05%
Carlyle US CLO 2021-1, Ltd.	CLO Income Note (effective yield of 23.34% due 04/15/34) (10)	02/02/21	13,425,000	8,687,384	11,384,456	2.54%
CIFC Funding 2013-II, Ltd.	CLO Income Note (effective yield of 18.94% due 10/18/30) (10)	06/06/14	17,265,625	6,863,071	6,532,216	1.46%
CIFC Funding 2014, Ltd.	CLO Income Note (effective yield of 9.10% due 01/18/31) (10)	06/06/14	16,033,750	7,662,629	6,241,066	1.40%
CIFC Funding 2014-III, Ltd.	CLO Income Note (effective yield of 11.86% due 10/22/31)	02/17/15	19,725,000	8,592,551	7,707,457	1.72%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (effective yield of 0.53% due 10/17/30)	08/05/14	7,500,500	3,480,471	2,618,393	0.59%
CIFC Funding 2015-III, Ltd.	CLO Income Note (effective yield of 15.86% due 04/19/29) (10)	06/23/15	9,724,324	4,313,139	3,792,117	0.85%
CIFC Funding 2019-III, Ltd.	CLO Subordinated Note (effective yield of 11.97% due 07/16/32)	04/18/19	2,875,000	2,230,648	2,161,314	0.48%
CIFC Funding 2019-IV, Ltd.	CLO Income Note (effective yield of 12.30% due 07/15/32) (10)	06/07/19	14,000,000	10,524,260	10,043,943	2.25%
CIFC Funding 2020-I, Ltd.	CLO Income Note (effective yield of 17.66% due 07/15/32) (10)	06/12/20	9,400,000	7,302,182	9,568,748	2.14%
CIFC Funding 2020-IV, Ltd.	CLO Income Note (effective yield of 19.98% due 01/15/34) (10)	12/11/20	7,900,000	6,217,525	7,600,306	1.70%
CIFC Funding 2021-III, Ltd.	CLO Income Note (effective yield of 18.75% due 07/15/36) (10)	04/23/21	17,275,000	11,106,443	11,029,648	2.47%
Cutwater 2015-I, Ltd.	CLO Income Note (effective yield of 15.83% due 01/15/29) (10)	05/01/15	31,100,000	13,196,296	9,046,598	2.02%
Dewolf Park CLO, Ltd.	CLO Income Note (effective yield of 10.24% due 10/15/30) (10)	08/10/17	7,700,000	5,511,849	4,791,695	1.07%
Dryden 53 CLO, Ltd.	CLO Income Note (effective yield of 16.97% due 01/15/31)	11/28/17	7,684,999	4,886,106	4,756,292	1.06%
Dryden 64 CLO, Ltd.	CLO Subordinated Note (effective yield of 40.40% due 04/18/31)	05/11/20	9,600,000	4,453,069	6,311,328	1.41%
Dryden 66 Euro CLO 2018 B.V. (12)	CLO Subordinated Note (effective yield of 11.99% due 01/18/32)	11/08/18	1,025,000	925,555	939,954	0.21%
Dryden 68 CLO, Ltd.	CLO Income Note (effective yield of 14.98% due 07/15/49) (10)	05/30/19	13,150,000	9,653,220	9,983,088	2.23%
Dryden 78 CLO, Ltd.	CLO Subordinated Note (effective yield of 14.64% due 04/17/33)	02/04/21	1,000,000	855,167	865,977	0.19%
Dryden 85 CLO, Ltd.	CLO Income Note (effective yield of 21.00% due 10/15/32) (10)	09/17/20	8,225,000	6,337,515	7,962,488	1.78%
Dryden 88 Euro CLO 2020 DAC (12)	CLO Subordinated Note (effective yield of 13.16% due 07/20/34)	04/23/21	600,000	638,854	622,088	0.14%
Eaton Vance CLO 2015-1, Ltd.	CLO Subordinated Note (effective yield of 27.62% due 01/20/30)	06/05/20	6,372,500	3,061,750	3,678,529	0.82%
Flagship CLO VIII, Ltd.	CLO Income Note (effective yield of 0.00% due 01/16/26) (10) (11)	10/02/14	27,360,000	98,113	65,483	0.01%
Greenwood Park CLO, Ltd.	CLO Subordinated Note (effective yield of 16.39% due 04/15/31)	03/02/20	779,000	508,758	528,970	0.12%
Greywolf CLO IV, Ltd.	CLO Subordinated Note (effective yield of 19.66% due 04/17/30)	03/26/21	7,520,000	4,297,862	4,541,050	1.02%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (effective yield of 0.00% due 10/22/25) (11)	09/12/14	5,750,000	8,625	5,750	0.00%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (effective yield of 0.00% due 07/18/31) (11)	09/29/17	1,100,000	399,175	1,100	0.00%
Lake Shore MM CLO I Ltd.	CLO Income Note (effective yield of 29.56% due 04/15/33) (10)	03/08/19	14,550,000	9,945,333	10,821,504	2.42%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (effective yield of 17.62% due 10/15/49)	08/22/16	6,462,500	3,832,648	3,994,352	0.89%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (effective yield of 16.25% due 01/15/33)	10/30/18	6,327,082	4,303,923	4,418,659	0.99%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (effective yield of 20.63% due 02/28/47)	06/02/16	16,550,000	7,699,291	7,316,478	1.64%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (effective yield of 17.57% due 01/23/48)	11/16/18	8,744,821	5,566,572	6,038,403	1.35%
Madison Park Funding XLVII, Ltd.	CLO Subordinated Note (effective yield of 14.66% due 01/19/34)	04/29/21	2,000,000	2,066,600	2,114,581	0.47%
Marathon CLO VI Ltd.	CLO Subordinated Note (effective yield of 0.00% due 05/13/28) (11)	06/06/14	6,375,000	2,702,885	637,500	0.14%
Marathon CLO VII Ltd.	CLO Subordinated Note (effective yield of 0.00% due 10/28/25) (11)	10/30/14	10,526,000	52,630	10,526	0.00%
Marathon CLO VIII Ltd.	CLO Income Note (effective yield of 2.29% due 10/18/31)	06/16/15	16,333,000	10,043,518	4,982,268	1.11%
Marathon CLO X Ltd.	CLO Subordinated Note (effective yield of 0.00% due 11/15/29) (11)	08/09/17	2,550,000	1,783,210	816,000	0.18%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (7) (8)
Marathon CLO XI Ltd.	CLO Subordinated Note (effective yield of 4.52% due 04/20/31)	02/06/18	$2,075,000	$1,718,945	$970,015	0.22%
Marathon CLO XII Ltd.	CLO Subordinated Note (effective yield of 3.80% due 04/18/31)	09/06/18	4,500,000	3,611,383	2,177,935	0.49%
OCP Euro CLO 2019-3 DAC (12)	CLO Subordinated Note (effective yield of 12.82% due 04/20/33)	05/26/21	1,500,000	1,388,321	1,339,316	0.30%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (effective yield of 1.98% due 07/15/29)	06/06/14	4,037,500	1,664,412	1,351,005	0.30%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (effective yield of 1.98% due 07/15/29) (10)	06/06/14	16,534,625	8,327,009	5,786,057	1.29%
Octagon Investment Partners 26, Ltd.	CLO Income Note (effective yield of 25.59% due 07/15/30) (10)	03/23/16	13,750,000	6,389,679	7,501,967	1.68%
Octagon Investment Partners 27, Ltd.	CLO Income Note (effective yield of 19.98% due 07/15/30) (10)	05/25/16	11,804,048	5,922,235	6,221,305	1.39%
Octagon Investment Partners 29, Ltd.	CLO Subordinated Note (effective yield of 14.85% due 01/24/33)	05/05/21	9,875,000	7,440,813	7,351,011	1.64%
Octagon Investment Partners 37, Ltd.	CLO Subordinated Note (effective yield of 15.24% due 07/25/30)	05/25/21	1,550,000	1,195,125	1,162,103	0.26%
Octagon Investment Partners 44, Ltd.	CLO Income Note (effective yield of 16.25% due 07/20/32) (10)	06/19/19	13,500,000	10,196,040	10,738,747	2.40%
Octagon Investment Partners 46, Ltd.	CLO Income Note (effective yield of 20.90% due 07/15/33) (10)	06/26/20	10,650,000	7,595,514	9,834,828	2.20%
Octagon Investment Partners 50, Ltd.	CLO Income Note (effective yield of 20.93% due 10/16/33) (10)	10/06/20	9,250,000	6,823,923	8,275,135	1.85%
Octagon Investment Partners 51, Ltd.	CLO Income B Note (effective yield of 16.62% due 07/20/34)	04/16/21	5,750,000	5,060,000	4,989,157	1.12%
OFSI BSL VIII, Ltd.	CLO Income Note (effective yield of 0.00% due 08/16/37) (10) (11)	07/18/17	7,719,320	5,312,475	3,039,046	0.68%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (effective yield of 0.00% due 10/20/25) (9)	09/05/14	6,750,000	72,915	6,750	0.00%
Rockford Tower CLO 2019-1, Ltd.	CLO Subordinated Note (effective yield of 16.98% due 04/20/34)	06/14/21	5,000,000	4,050,000	4,034,308	0.90%
St. Paul's CLO XI DAC (12)	CLO Subordinated Note (effective yield of 11.72% due 01/17/32)	01/21/21	1,400,000	1,266,581	1,300,093	0.29%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (effective yield of 0.00% due 05/21/29) (11)	07/26/17	8,100,000	4,002,212	2,187,000	0.49%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (effective yield of 10.11% due 04/15/48) (10)	03/28/18	11,370,000	7,851,898	5,909,983	1.32%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (effective yield of 9.83% due 04/15/49) (10)	03/22/19	8,500,000	6,337,680	5,140,646	1.15%
Vibrant CLO V, Ltd.	CLO Subordinated Note (effective yield of 0.00% due 01/20/29) (9)	04/27/17	4,200,000	1,480,484	336,000	0.08%
Wind River 2013-2 CLO Ltd.	CLO Income Note (effective yield of 4.35% due 10/18/30) (10)	06/06/14	11,597,500	6,859,362	4,871,684	1.09%
Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (effective yield of 6.8% due 07/18/31)	05/05/16	9,681,764	4,685,889	3,713,798	0.83%
Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (effective yield of 8.25% due 10/22/31)	12/17/14	11,000,000	6,543,404	5,401,215	1.21%
Wind River 2016-1 CLO Ltd.	CLO Income Note (effective yield of 10.07% due 07/15/28) (10)	05/18/16	13,050,000	7,434,342	6,438,624	1.44%
Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (effective yield of 10.07% due 07/15/28)	05/18/16	900,000	420,585	428,908	0.10%
Wind River 2017-1 CLO Ltd.	CLO Income Note (effective yield of 17.43% due 04/18/36) (10)	02/02/17	17,700,000	10,954,864	11,604,506	2.59%
Wind River 2017-3 CLO Ltd.	CLO Income Note (effective yield of 14.75% due 04/15/35) (10)	08/09/17	23,940,000	16,164,954	15,818,959	3.54%
Wind River 2018-1 CLO Ltd.	CLO Income Note (effective yield of 17.63% due 07/15/30) (10)	06/22/18	15,750,000	11,188,155	11,286,119	2.52%
Wind River 2019-2 CLO Ltd.	CLO Income Note (effective yield of 19.25% due 01/15/33) (10)	09/20/19	13,470,000	9,303,871	10,692,454	2.39%
Zais CLO 3, Limited	CLO Income Note (effective yield of 11.97% due 07/15/31) (10)	04/08/15	16,871,644	9,007,918	5,715,457	1.28%
Zais CLO 5, Limited	CLO Subordinated Note (effective yield of 0.00% due 10/15/28) (11)	09/23/16	5,950,000	3,344,481	1,071,000	0.24%
Zais CLO 6, Limited	CLO Subordinated Note (effective yield of 0.00% due 07/15/29) (11)	05/03/17	11,600,000	6,862,467	3,712,000	0.83%
Zais CLO 7, Limited	CLO Income Note (effective yield of 0.00% due 04/15/30) (11)	09/11/17	12,777,500	8,587,604	4,759,619	1.06%
Zais CLO 8, Limited	CLO Subordinated Note (effective yield of 0.00% due 04/15/29) (11)	10/11/18	750,000	526,428	270,000	0.06%
Zais CLO 9, Limited	CLO Subordinated Note (effective yield of 8.04% due 07/20/31)	10/29/18	3,015,000	2,075,409	1,176,949	0.26%
				592,074,512	568,997,437	127.20%
Loan Accumulation Facilities (7) (13)
Steamboat XVI, Ltd.	Loan Accumulation Facility (Income Notes)	10/14/20	5,975,000	5,975,000	6,004,092	1.34%
Steamboat XXII, Ltd.	Loan Accumulation Facility (Income Notes)	02/10/21	5,732,500	5,732,500	5,744,936	1.28%
Steamboat XXIII, Ltd.	Loan Accumulation Facility (Income Notes)	03/12/21	7,882,500	7,882,500	7,882,711	1.76%
Steamboat XXIV, Ltd.	Loan Accumulation Facility (Income Notes)	04/30/21	960,000	960,000	960,000	0.21%
Steamboat XXV, Ltd.	Loan Accumulation Facility (Income Notes)	06/08/21	2,225,000	2,225,000	2,264,832	0.51%
				22,775,000	22,856,571	5.10%
Bank Debt Term Loan (5)
Consumer Products
JP Intermediate B LLC	Term B 1L Senior Secured (6.50% due 11/20/25)	03/02/21	633,041	601,647	617,215	0.14%

Common Stock
Oil & Gas
McDermott International Inc	Common Stock	12/31/20	243,875	126,820	115,841	0.03%

Corporate Bonds (5)
Food
Del Monte Foods Inc	Secured Note (11.875% due 5/15/2025)	06/21/21	997,000	1,139,677	1,136,580	0.25%

Oil & Gas
Energy Ventures Gom LLC / EnVen Finance Corp	Second Lien Note (11.75% due 4/15/2026)	06/15/21	665,000	694,733	698,250	0.16%

Pipelines
NGL Energy Partners LP / NGL Energy Finance Corp	Senior Unsecured Note (6.125% due 3/1/2025)	06/24/21	665,000	603,568	610,138	0.14%
Oasis Midstream Partners LP / OMP Finance Corp	Senior Unsecured Note (8.00% due 4/1/2029)	06/23/21	665,000	713,146	709,056	0.16%

Real Estate Investment Trusts
Service Properties Trust	Senior Unsecured Note (7.50% due 9/15/2025)	06/24/21	997,000	1,126,454	1,134,088	0.25%
Starwood Property Trust Inc	Senior Unsecured Note (3.625% due 7/15/2026)	06/29/21	997,000	997,000	1,005,724	0.22%

Retail
Ambience Merger Sub Inc	Secured Note (4.875% due 7/15/2028)	06/24/21	832,000	832,000	835,120	0.19%
Ambience Merger Sub Inc	Senior Unsecured Note (7.125% due 7/15/2029)	06/24/21	998,000	998,000	1,009,228	0.23%
				7,104,578	7,138,184	1.60%

Total investments at fair value as of June 30, 2021				$654,583,931	$630,012,405	140.84%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Liabilities valued at fair value option (14)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(64,847,575)	$(64,847,575)	$(65,939,608)	-14.74%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(46,347,990)	-10.36%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(30,000,000)	(30,000,000)	(30,900,000)	-6.91%
				$(139,697,575)	$(143,187,598)	-32.01%

Net assets above (below) fair value of investments and liabilities at fair value					(39,495,928)

Net assets as of June 30, 2021					$447,328,879

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	CLO debt, CLO equity, and loan accumulation facilities are restricted and categorized as structured finance securities.
(3)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(5)	CLO debt, bank debt term loan and corporate bond positions reflect the coupon rates as of June 30, 2021.
(6)	As of June 30, 2021, the investment includes interest income capitalized as additional investment principal ("PIK" Interest). The PIK interest rate for CLO debt positions represents the coupon rate at payment date when PIK interest is received. See Note 2 "Summary of Significant Accounting Policies" for further discussion.
(7)	The fair value of CLO equity and loan accumulation facility investments are classified as Level III investments. See Note 3 "Investments" for further discussion.
(8)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of June 30, 2021, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.93%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 14.98%.
(9)	As of June 30, 2021 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of June 30, 2021, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% Notes due 2028, 6.75% Notes due 2031 and 6.50% Series C Term Preferred Stock utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes, Series 2031 Notes, and Series C Term Preferred Stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the six months ended June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$34,197,570
Other income	2,939,892
Total Investment Income	37,137,462

EXPENSES
Interest expense:
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,170,980
Interest expense on 6.75% Unsecured Notes due 2027	1,026,144
Interest expense on 6.6875% Unsecured Notes due 2028	2,168,341
Interest expense on 6.75% Unsecured Notes due 2031	798,891
Total Interest Expense on Preferred Stock and Unsecured Notes	6,164,356

Incentive fee	4,439,656
Management fee	4,118,388
Commission expense	2,344,636
Professional fees	995,607
Administration fees	487,031
Directors' fees	198,750
Tax expense	50,389
Other expenses	580,025
Total Expenses	19,378,838

NET INVESTMENT INCOME	17,758,624

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	2,192,526
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	57,807,573
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(590,314)
NET REALIZED AND UNREALIZED GAIN (LOSS)	59,409,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,168,409

Supplemental disclosure related to non-recurring charges included in the Consolidated Statement of Operations:

Offering expenses related to the issuance of 6.75% Unsecured Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031
Commission expense	$2,339,063
Professional fees	506,811
Other expenses	108,425
Total offering expenses related to the issuance of 6.75% Unsecured Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031	$2,954,299

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the six months ended June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,168,409

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,951,587)
Total Other Comprehensive Income (Loss)	(2,951,587)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$74,216,822

(1)	See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2021	June 30, 2020
INVESTMENT INCOME
Interest income	$34,197,570	$30,501,499
Other income	2,939,892	2,541,268
Total Investment Income	37,137,462	33,042,767

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	-	160,480
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,170,980	1,930,727
Interest expense on 6.75% Unsecured Notes due 2027	1,026,144	1,070,858
Interest expense on 6.6875% Unsecured Notes due 2028	2,168,341	2,208,969
Interest expense on 6.75% Unsecured Notes due 2031	798,891	-
Total Interest Expense on Preferred Stock and Unsecured Notes	6,164,356	5,371,034

Incentive fee	4,439,656	4,706,783
Management fee	4,118,388	2,242,893
Commission expense	2,344,636	-
Professional fees	995,607	721,054
Administration fees	487,031	452,705
Directors' fees	198,750	198,749
Tax expense	50,389	50,379
Other expenses	580,025	436,068
Total Expenses	19,378,838	14,179,665

Incentive fee voluntarily waived by the Adviser	-	(106,898)

Net Expenses	19,378,838	14,072,767

NET INVESTMENT INCOME	17,758,624	18,970,000

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	2,192,526	(1,903,174)
Net realized gain (loss) on extinguishment of Preferred Stock	-	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes	-	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	57,807,573	(97,806,659)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(590,314)	969,577
NET REALIZED AND UNREALIZED GAIN (LOSS)	59,409,785	(97,851,568)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,168,409	$(78,881,568)

Note: The above Consolidated Statements of Operations represents the six months ended June 30, 2021, and the six months ended June 30, 2020 and has been provided as supplemental information to the consolidated financial statements.

Supplemental disclosure related to non-recurring charges included in the Consolidated Statement of Operations for the six months ended June 30, 2021:

Offering expenses related to the issuance of 6.75% Unsecured Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031

Commission expense	$2,339,063
Professional fees	506,811
Other expenses	108,425
Total offering expenses related to the issuance of 6.75% Unsecured Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031	$2,954,299

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2021	March 31, 2021	June 30, 2021
INVESTMENT INCOME
Interest income	$18,332,516	$15,865,054	$34,197,570
Other income	1,604,833	1,335,059	2,939,892
Total Investment Income	19,937,349	17,200,113	37,137,462

EXPENSES
Interest expense:
Interest expense on 7.75% Series B Term Preferred Stock due 2026	1,106,104	1,064,876	2,170,980
Interest expense on 6.75% Unsecured Notes due 2027	513,313	512,831	1,026,144
Interest expense on 6.6875% Unsecured Notes due 2028	1,084,171	1,084,170	2,168,341
Interest expense on 6.75% Unsecured Notes due 2031	755,016	43,875	798,891
Total Interest Expense on Preferred Stock and Unsecured Notes	3,458,604	2,705,752	6,164,356

Incentive fee	2,405,211	2,034,445	4,439,656
Management fee	2,171,917	1,946,471	4,118,388
Commission expense	1,125,886	1,218,750	2,344,636
Professional fees	491,561	504,046	995,607
Administration fees	220,354	266,677	487,031
Directors' fees	99,375	99,375	198,750
Tax expense	25,339	25,050	50,389
Other expenses	292,845	287,180	580,025
Total Expenses	10,291,092	9,087,746	19,378,838

NET INVESTMENT INCOME	9,646,257	8,112,367	17,758,624

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	1,119,134	1,073,392	2,192,526
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	31,626,074	26,181,499	57,807,573
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(433,450)	(156,864)	(590,314)
NET REALIZED AND UNREALIZED GAIN (LOSS)	32,311,758	27,098,027	59,409,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,958,015	$35,210,394	$77,168,409

Note: The above Consolidated Statements of Operations represents the three months ended June 30, 2021, the three months ended March 31, 2021, and the six months June 30, 2021 and has been provided as supplemental information to the consolidated financial statements.

Supplemental disclosure related to non-recurring charges included in the Consolidated Statement of Operations for the three months ended June 30, 2021:

Offering expenses related to the issuance of 6.75% Unsecured Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031

Commission expense	$1,120,313
Professional fees	281,811
Other expenses	33,425
Total offering expenses related to the issuance of 6.75% Unsecured Notes due 2031 and 6.50% Series C Term Preferred Stock due 2031	$1,435,549

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	six months ended	year ended
	June 30, 2021	December 31, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income	$17,758,624	$35,586,541
Net realized gain (loss) on investments, foreign currency and cash equivalents	2,192,526	(37,013,548)
Net realized gain (loss) on extinguishment of Preferred Stock	-	(443,753)
Net realized gain (loss) on retirement of Unsecured Notes	-	1,332,441
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	57,807,573	61,032,150
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(590,314)	392,395
Total net increase (decrease) in net assets resulting from operations	77,168,409	60,886,226

Other comprehensive income (loss):

Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,951,587)	1,582,010
Total other comprehensive income (loss)	(2,951,587)	1,582,010

Common stock distributions paid to stockholders:
Total earnings distributed	(15,742,200)	(7,882,396)
Common stock distributions from tax return of capital	-	(32,400,708)
Total common stock distributions paid to stockholders	(15,742,200)	(40,283,104)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	26,661,275	35,325,525
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	532,294	877,171
Total capital share transactions	27,193,569	36,202,696

Total increase (decrease) in net assets	85,668,191	58,387,828
Net assets at beginning of period	361,660,688	303,272,860
Net assets at end of period	$447,328,879	$361,660,688

Capital share activity:
Shares of common stock sold pursuant to the Company's "at the market" program	2,092,330	3,647,743
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	42,339	75,028
Total increase (decrease) in capital share activity	2,134,669	3,722,771

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the six months ended June 30, 2021

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$77,168,409

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(224,607,042)
Proceeds from sales of investments and repayments of principal (1)	145,809,698
Payment-in-kind interest	(34,115)
Net realized (gain) loss on investments, foreign currency and cash equivalents	(2,192,526)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	590,314
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	(57,807,573)
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	120,722
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	51,201
Net amortization (accretion) of premiums or discounts on CLO debt securities	(35,438)
Changes in assets and liabilities:
Interest receivable	(2,290,166)
Prepaid expenses	56,787
Incentive fee payable	255,069
Management fee payable	381,715
Professional fees payable	297,294
Administration fees payable	33,458
Due to affiliates	31,503
Tax expense payable	(10,000)
Other expenses payable	135,568

Net cash provided by (used in) operating activities	(62,045,122)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(15,742,200)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	26,661,275
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	348,441
Issuance of 7.75% Series B Term Preferred Stock due 2026 pursuant to the Company's "at the market" program	6,056,700
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(93,109)
Issuance of 6.75% Unsecured Notes due 2031	44,850,000
Issuance of 6.50% Series C Term Preferred Stock due 2031	30,000,000
Net cash provided by (used in) financing activities	92,081,107

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	30,035,985

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(111,746)

EFFECT OF NET REALIZED GAIN (LOSS) ON CASH AND CASH EQUIVALENTS	98,900

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,760,926

CASH AND CASH EQUIVALENTS, END OF PERIOD	$34,784,065

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$2,050,258
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$974,943
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$2,168,341
Cash paid for interest expense on 6.75% Unsecured Notes due 2031	$798,891
Cash paid for franchise taxes	$60,050

(1)	Proceeds from sales or maturity of investments includes $36,896,410 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals, and $608,934 of in kind distribution proceeds and $1,821 of return of capital from the liquidation of a loan accumulation facility

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of June 30, 2021, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of June 30, 2021, Sub I and Sub II represent 30.2% and 4.5% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.
•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.
•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), its 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes”) and its 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. The amount of interest income from loan accumulation facilities recorded for the six months ended June 30, 2021 was $1,242,146.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”) and its Series C Term Preferred Stock (collectively with the Series B Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), its Series 2028 Notes, and its Series 2031 Notes (collectively with the Series 2027 Notes and Series 2028 Notes, the “Unsecured Notes”).

For the six months ended June 30, 2021, the Company incurred a total of $2,170,980 in interest expense on its Preferred Stock, of which $0 was payable as of June 30, 2021. For the six months ended June 30, 2021, the Company incurred a total of $3,993,376 in interest expense on the Unsecured Notes, of which $0 was payable as of June 30, 2021.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Series B Term Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of the Series B Term Preferred Stock and Series 2027 Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Series B Term Preferred Stock and Series 2027 Notes. Amortization of deferred issuance costs is reflected in interest expense in the Consolidated Statement of Operations. In the event of an early redemption or retirement of the Series B Term Preferred Stock or Series 2027 Notes, the remaining balance of unamortized deferred issuance costs associated with such securities will be accelerated into net realized loss.

Repurchase of Debt Securities

The Company records any gains from the repurchase of the Company’s debt at a discount through open market transactions and subsequent retirement as a realized gain in the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

In certain circumstances where the Adviser determines it is unlikely to fully amortize a CLO equity or CLO debt investment’s remaining amortized cost, such remaining cost is written-down to its current fair value and recognized as a realized loss in the Consolidated Statement of Operations.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $0 in cash equivalent balances as of June 30, 2021.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Offering Expenses

Offering expenses associated with the issuance and sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5, Investment Companies – Investment Company Activities – Recognition, during the period incurred.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of June 30, 2021, the federal income tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$590,644,310

Gross unrealized appreciation	$109,801,291
Gross unrealized depreciation	(70,433,196)
Net unrealized appreciation	$39,368,095

For the six months ended June 30, 2021, the Company incurred $60,050 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the six months ended June 30, 2021, the Company declared and paid distributions on common stock of $15,742,200 or $0.48 per share.

For the six months ended June 30, 2021, the Company declared and paid dividends on the Series B Term Preferred Stock of $2,050,258 or approximately $0.97 per share.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2021:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$30,287,157	$-	$30,287,157

CLO Equity	-	-	568,997,437	568,997,437

Loan Accumulation Facilities	-	-	22,856,571	22,856,571

Bank Debt Term Loan	-	617,215	-	617,215

Common Stock	-	115,841	-	115,841

Corporate Bonds	-	7,138,184	-	7,138,184

Total Assets at Fair Value	$-	$38,158,397	$591,854,008	$630,012,405

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$65,939,608	$-	$-	$65,939,608

6.75% Unsecured Notes Due 2031	46,347,990	-	-	46,347,990

6.50% Series C Term Preferred Stock due 2031	30,900,000	-	-	30,900,000

Total Liabilities at Fair Value Under FVO	$143,187,598	$-	$-	$143,187,598

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

The changes in investments classified as Level III are as follows for the six months ended June 30, 2021:

Change in Investments Classified as Level III
	CLO Equity		Loan Accumulation Facilities		Total

Beginning Balance at January 1, 2021	$452,881,696		$12,649,011		$465,530,707

Purchases of investments	103,613,316	(1)	23,163,750		126,777,066

Proceeds from sales or maturity of investments	(44,873,460	)(2)	(13,105,562	)(1) (3)	(57,979,022)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	57,375,885		149,372		57,525,257

Balance as of June 30, 2021(4)	$568,997,437		$22,856,571		$591,854,008

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2021	$55,824,160		$80,449		$55,904,609

(1) Includes $9,887,385 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.
(2) Includes $36,896,410 of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.
(3) Includes $608,934 of in kind distribution proceeds and $1,821 of return of capital from the liquidation of a loan accumulation facility investment.
(4) There were no transfers into or out of level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of June 30, 2021. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2021. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of June 30, 2021	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$565,226,840	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 3.70%
			Annual Prepayment Rate (3)	25% / 25%
			Reinvestment Spread	3.23% - 5.00% / 3.50%
			Reinvestment Price	99.5% / 99.5%
			Recovery Rate	67.77% - 70.00% / 69.82%
			Expected Yield	8.61% - 55.46% / 19.02%

(1) Weighted average calculations are based on the fair value of investments.
(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.
(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. As a result, fair value assets of $22,856,571 have been excluded from the preceding table. Additionally, the preceding table excludes $2,539,316 of fair value of newly issued CLO equity valued at transacted cost and $1,231,281 of fair value pertaining to called CLO equity that has not yet been paid down and CLO equity with expected yields below 0% and over 100%.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Common Stock

Common stock held by the company is valued using the mid-point of an indicative broker quotation as of the reporting date. It is traded in over the counter markets and not listed on a major stock exchange as of the reporting date. The Adviser categorizes common stock held by the Company as a Level II investment.

Valuation of Bank Debt Term Loans

Bank debt term loans held by the company are valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes bank debt term loans held by the Company as Level II investments as an active market exists for the reporting period.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Valuation of Corporate Bonds

Corporate bonds held by the company are valued using the mid-point of an indicative broker quotation as of the reporting date. The Adviser categorizes corporate bonds held by the Company as Level II investments as an active market exists for the reporting period.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes, Series 2031 Notes and Series C Term Preferred Stock

The Series 2028 Notes, Series 2031 Notes and Series C Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

While vaccination programs have helped to curtail the spread of COVID-19 in certain countries and regions, the pandemic’s trajectory will depend on the speed and scale of vaccine distribution and the vaccines’ efficacy in preventing transmission of new variants of the coronavirus. Accordingly, it is impossible to know how long the impact of the COVID-19 pandemic will last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, these measures are not indefinite and there can be no assurance that they will be adequate. Furthermore, it is possible that they are causing, or will in the future cause, market distortions or other indirect consequences which could have an adverse impact on the Company.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed, and may continue to impose, severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons, indicating that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after such time, and that planning a transition to alternative references rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average ("SONIA") must begin. However, subsequent announcements by LIBOR's administrator and supportive statements from the FCA and other regulators indicate that it is possible that certain of the most widely used USD LIBOR tenors may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. In the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been certain issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA’s announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. These historically low interest rate levels magnify the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $4,118,388 for the six months ended June 30, 2021, and has a payable balance of $2,171,917 as of June 30, 2021.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $4,439,656 for the six months ended June 30, 2021, and has a payable balance of $3,319,522 as of June 30, 2021.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2021 , the Company was charged a total of $487,031 in administration fees consisting of $361,372 and $125,659, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $223,303 was payable as of June 30, 2021.

Affiliated Ownership

As of June 30, 2021, the Adviser and senior investment team held an aggregate of 4.6% of the Company’s common stock and 0.11% of the Series B Term Preferred Stock. This represented 4.2% of the total outstanding voting stock of the Company as of June 30, 2021. Additionally, the senior investment team held an aggregate of 1.6% and 0.4% of the Series 2027 Notes and Series 2028 Notes, respectively, as of June 30, 2021.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2020, there were 100,000,000 shares of common stock authorized, of which 32,354,890

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

shares were issued and outstanding.

On June 1, 2020, the Company launched an ATM offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

For the six months ended June 30, 2021, the Company sold 2,092,330 shares of its common stock, pursuant to the ATM offering for total net proceeds to the Company of $26,661,275. In connection with such sales, the Company paid a total of $459,500 in sales agent commissions..

For the six months ended June 30, 2021, 42,339 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $532,294.

As of June 30, 2021, there were 100,000,000 shares of common stock authorized, of which 34,489,559 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

As of June 30, 2021, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 2,156,765 shares of Series B Term Preferred Stock were issued and outstanding, and 1,200,000 shares of Series C Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

On June 16, 2021, the Company closed an underwritten public offering of 1,060,000 shares of its Series C Term Preferred Stock, resulting in net proceeds to the Company of $25,381,875 after payment of underwriting discounts and commissions of $828,125 and estimated offering expenses of $290,000.

Subsequently, on June 21, 2021, the underwriters purchased an additional 140,000 shares of its Series C Term Preferred Stock pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $3,390,625 after payment of underwriting discounts and commissions of $109,375.

The Company is required to redeem all outstanding shares of the Series C Term Preferred Stock on June 30, 2031, at a redemption price of $25 per share (the “Series C Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 16, 2024, the Company may, at its sole option, redeem the outstanding shares of the Series C Term Preferred Stock.

The Company has accounted for its Series C Term Preferred Stock utilizing the FVO under ASC 825.  Accordingly, the Series C Term Preferred Stock are measured at their fair value and issuance costs in the aggregate amount of $1,227,500, which consisted of $937,500 of underwriting commissions, $233,928 of estimated professional fees and $56,072 of estimated other expenses, were expensed in the six months ended June 30, 2021.

The estimated change in fair value of the Series C Term Preferred Stock attributable to market risk for the six months ended June 30, 2021 is $17,179, which is recorded as unrealized appreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series C Term Preferred Stock attributable to instrument-specific credit risk for the six months ended June 30, 2021 is $882,821, which is recorded as unrealized appreciation on

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

On June 1, 2020, the Company launched an ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

For the six months ended June 30, 2021, the Company sold 242,268 shares of its Series B Term Preferred Stock, pursuant to the ATM offerings for total proceeds to the Company of $5,963,591. In connection with such sales, the Company paid a total of $121,805 in sales agent commissions.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of June 30, 2021, there was $28,887,200 in aggregate principal amount of Series 2027 Notes, $64,847,575 in aggregate principal amount of Series 2028 Notes and $44,850,000 in aggregate principal amount of Series 2031 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

On March 25, 2021, the Company closed an underwritten public offering of $39,000,000 in aggregate principal amount of its Series 2031 Notes, resulting in net proceeds to the Company of $37,456,014 after payment of underwriting discounts and commissions of $1,218,750 and offering expenses of $325,236.

Subsequently, on April 5, 2021, the underwriters purchased an additional $5,850,000 in aggregate principal amount of the Series 2031 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $5,667,187 after payment of underwriting discounts and commissions of $182,813.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

The Series 2031 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2031 Notes will mature on March 31, 2031 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2031 Notes in whole or in part at any time or from time to time at the Company’s option, on or after March 29, 2024.

The Company has accounted for its Series 2031 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2031 Notes are measured at their fair value and issuance costs in the aggregate amount of $1,518,750, which consisted of $1,401,563 of underwriting commissions, $272,883 of professional fees and $52,353 of estimated other expenses, were expensed in the six months ended June 30, 2021.

The estimated change in fair value of the Series 2028 Notes and Series 2031 Notes attributable to market risk for the six months ended June 30, 2021 is $271,232 and $301,903, respectively, which is recorded as unrealized appreciation on liabilities at fair value under the FVO on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes and Series 2031 Notes attributable to instrument-specific credit risk for the six months ended June 30, 2021 is $872,680 and $1,196,086, respectively, which is recorded as net unrealized appreciation on liabilities at fair value under the FVO on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

The Company has engaged a broker-dealer to repurchase opportunistically, on the Company’s behalf, a portion of the Company’s Unsecured Notes through open market transactions.  The price and other terms of any such repurchases will depend on prevailing market conditions, the Company’s liquidity and other factors.  Depending on market conditions, the amount of Unsecured Note repurchases may be material and may continue through year-end 2021; however, the Company may reduce or extend this timeframe in its discretion and without notice. Any Unsecured Note repurchases will comply with the provisions of the 1940 Act and the Securities Exchange Act of 1934.  Upon repurchase, the Company intends to retire the Unsecured Notes reducing the Company’s outstanding leverage.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of June 30, 2021, and as of December 31, 2020:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	June 30, 2021	December 31, 2020
Total assets	$690,950,523	$512,589,535
Less liabilities and indebtedness not represented by senior securities	(20,119,737)	(11,954,355)
Net total assets and liabilities	$670,830,786	$500,635,180

Preferred Stock	$83,919,125	$47,862,425
Unsecured Notes	138,584,775	93,734,775
	$222,503,900	$141,597,200

Asset coverage of preferred stock (1)	301%	354%
Asset coverage of debt securities (2)	484%	534%

(1) The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2) The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2021, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	SUBSEQUENT EVENTS

On May 13, 2021, the Company declared three separate distributions of $0.10 per share on its common stock. The first distribution of $3,487,033 or $0.10 per share was paid on July 30, 2021 to holders of record as of July 12, 2021. The additional distributions are payable on each of August 31, 2021 and September 30, 2021 to holders of

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

June 30, 2021

(Unaudited)

record as of August 11, 2021 and September 10, 2021, respectively.

On May 13, 2021, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The first distribution was paid on July 30, 2021 to holders of record as of July 12, 2021. The additional distributions are payable on each of August 31, 2021 and September 30, 2021 to holders of record as of August 11, 2021 and September 10, 2021, respectively.

On June 10, 2021, the Company declared the first three monthly distributions on shares of the Series C Term Preferred Stock. The first distribution of $0.203125 per share was paid on July 31, 2021 to holders of record as of July 12, 2021. The additional distributions of $0.135417 per share are payable on each August 31, 2021 and September 30, 2021 to holders of record on August 11, 2021 and September 10, 2021, respectively.

On August 10, 2021, the Company declared three separate distributions of $0.12 per share on its common stock. The distributions are payable on each of October 29, 2021, November 30, 2021 and December 31, 2021 to holders of record as of October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

On August 10, 2021, the Company declared three separate distributions of $0.161459 per share of its Series B Term Preferred Stock. The distributions are payable on each of October 29, 2021, November 30, 2021 and December 31, 2021 to holders of record as of October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

On August 10, 2021, the Company declared three separate distributions of $0.135417 per share of its Series C Term Preferred Stock. The distributions are payable on each of October 29, 2021, November 30, 2021 and December 31, 2021 to holders of record as of October 12, 2021, November 10, 2021 and December 13, 2021, respectively.

On July 14, 2021, the Company launched a new ATM offering to sell up to $125,000,000 aggregate amount of its common stock and up to 1,900,000 shares of Series C Term Preferred Stock, pursuant to a prospectus supplement filed with the SEC on July 14, 2021 and additional supplements thereafter.

For the period of July 1, 2021 to August 16, 2021, the Company sold 450,614 shares of its common stock and 435,612 shares of its Series C Term Preferred Stock, pursuant to the ATM offerings, for total net proceeds to the Company of approximately $16.8 million. In connection with such sales, the Company paid a total of $0.3 million in sales agent commissions.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of July 31, 2021 was $13.20 to $13.30.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

(Unaudited)

	For the	For the	For the	For the	For the
	six months ended	year ended	year ended	year ended	year ended
Per Share Data	June 30, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net asset value at beginning of period	$11.18	$10.59	$12.40	$16.77	$17.48

Net investment income (1) (2)	0.54	1.15	1.34	1.59	1.88

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2) (3)	1.82	0.49	(1.29)	(3.92)	(0.12)

Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option (2)	(0.02)	0.01	(0.08)	0.06	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	2.34	1.65	(0.03)	(2.27)	1.76

Common stock distributions from net investment income (4)	(0.48)	(0.26)	(1.40)	(1.51)	(2.60)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	-	(1.06)	(1.00)	(0.89)	(0.05)

Total common stock distributions declared to stockholders (4)	(0.48)	(1.32)	(2.40)	(2.40)	(2.65)

Common stock distributions based on weighted average shares impact	-	0.02	-	0.01	-

Total common stock distributions	(0.48)	(1.30)	(2.40)	(2.39)	(2.65)

Effect of other comprehensive income (2) (10)	(0.09)	0.05	(0.10)	0.06	-

Effect of paid-in capital contribution (2)	-	-	-	0.06	-

Effect of shares issued (5)	0.03	0.20	0.77	0.29	0.27

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (5)	(0.01)	(0.02)	(0.07)	(0.12)	(0.11)

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.01	0.02	-	0.02

Net effect of shares issued	0.02	0.19	0.72	0.17	0.18

Net asset value at end of period	$12.97	$11.18	$10.59	$12.40	$16.77

Per share market value at beginning of period	$10.09	$14.61	$14.21	$18.81	$16.71

Per share market value at end of period	$13.55	$10.09	$14.61	$14.21	$18.81

Total return (6)	39.81%	-19.76%	20.15%	-13.33%	29.45%

Shares of common stock outstanding at end of period	34,489,559	32,354,890	28,632,119	23,153,319	18,798,815

Ratios and Supplemental Data:

Net asset value at end of period	$447,328,879	$361,660,688	$303,272,860	$287,127,842	$315,256,439
Ratio of expenses to average net assets (7) (8)	8.67%	10.56%	10.00%	9.85%	10.43%
Ratio of net investment income to average net assets (7) (8)	9.32%	13.44%	10.64%	9.76%	10.77%
Portfolio turnover rate (9)	26.20%	52.80%	34.83%	40.91%	41.16%
Asset coverage of preferred stock	301%	354%	279%	246%	268%
Asset coverage of debt securities	484%	534%	476%	477%	537%

See accompanying footnotes to the financial highlights on the following page.

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.06) and ($0.00) per share of common stock, respectively, for the six months ended June 30, 2021, ($0.12) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2020, ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, and ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of the period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at the end of each respective period. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(5)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the six months ended June 30, 2021 is not annualized.
(7)	Ratios for the six months ended June 30, 2021 are annualized. Ratios include distributions paid to preferred stockholders. Additionally, ratios for the year ended December 31, 2020, for the year ended December 31, 2019 and for the year ended December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.06%, 0.03% and 0.09% of average net assets, respectively.
(8)	Ratios for the six months ended June 30, 2021 and for years ended December 31, 2020, December 31, 2019, December 31, 2018 and December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 2.99%, 3.97%, 4.18%, 4.16% and 4.20% of average net assets, respectively.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period. The portfolio turnover rate for the six months ended June 30, 2021 is not annualized.
(10)	Effect of other comprehensive income is related to income/(loss) deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the six months ended June 30, 2021
Preferred Stock	$83,919,125	$75.37	$25	$25.55
Unsecured Notes	$138,584,775	$4,840.58	N/A	$25.40

For the year ended December 31, 2020
Preferred Stock	$47,862,425	$88.39	$25	$24.25
Unsecured Notes	$93,734,775	$5,340.98	N/A	$23.93

For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB, ECCC) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCW, ECCX, ECCY, ECCZ) for each day during the six months ended June 30, 2021 (ECCW and ECCC new issuances included as of March 29, 2021 and June 14, 2021, respectively) , and for each day during the years ended December 31, 2020 (ECCA included through date of full redemption on January 31, 2020), December 31, 2019, December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018), and December 31, 2017, for which the applicable security was listed on the NYSE.

Derivatives Disclosure

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 in effect rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover practices with respect to such transactions.

Rule 18f-4 permits the Company to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Company complies with certain value-at-risk (“VaR”) leverage limits and derivatives risk management program and board oversight and reporting requirements or complies with a “limited derivatives users” exception. The Company has elected to rely on the limited derivatives users exception. The Company may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, the Company has adopted and implemented written policies and procedures reasonably designed to manage the Company’s derivatives risk and limit its derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits the Company to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Company aggregates the amount of indebtedness associated with its reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Company’s asset coverage ratios as discussed above or treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

In connection with the Company’s election to rely on Rule 18f-4, the Company will no longer consider the guidance of the SEC and its staff regarding asset segregation and cover practices in determining how the Company will comply with Section 18 with respect to the Company’s use of derivatives and the other transactions that Rule 18f-4 addresses.

Dividend Reinvestment Plan

The Company has adopted a dividend reinvestment plan (“DRIP”). Under the DRIP, each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP and distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer & Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Distributions that are reinvested through the issuance of new shares increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser. If we declare a distribution payable in cash, holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive such distributions in cash.

The DRIP Agent, on the Company’s behalf, will primarily use newly-issued, authorized shares of common stock to implement reinvestment of distributions under the DRIP (regardless of whether the outstanding shares are trading at a premium or at a discount to the Company’s NAV). However, the Company reserves the right to instruct the DRIP Agent to purchase shares of the Company’s common stock on the open market (on the New York Stock Exchange or elsewhere) in connection with the reinvestment of distributions under the DRIP to the extent that the Company’s shares of common stock are trading at a discount to NAV per share.

The number of shares of common stock to be credited to each participant’s account will be determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share of common stock on the payment date, provided that if 95% of the closing market price per share of common stock on the payment date is below the Company’s last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) the last determined NAV per share and (ii) the closing market price per share.

In the event that the DRIP Agent is instructed to buy shares of our common stock on the open market, any shares so purchased will be allocated to each participant based upon the average purchase price (excluding any brokerage charges or other fees) of all shares purchased with respect to the distribution. In any case, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, to invest the distribution amount in shares acquired on the open market. To the extent that the DRIP Agent is unable to reinvest the full amount of the distribution through open market purchases, the balance shall be credited to participants’ accounts in the form of newly-issued shares of common stock, in accordance with the procedures described above. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.07 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution and thus apply to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.07 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Directors[2]
Thomas P. Majewski Age: 46	Class III Director and Chief Executive Officer	Since inception; Term expires 2023	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018.	Eagle Point Income Company Inc.
James R. Matthews Age: 54	Class II Director and Chairperson of the Board	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Income Company Inc.
Independent Directors
Scott W. Appleby Age: 56	Class I Director	Since inception; Term expires 2024	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc.
Kevin F. McDonald Age: 55	Class III Director	Since inception; Term expires 2023	Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.	Eagle Point Income Company Inc.
Paul E. Tramontano Age: 59	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Income Company Inc.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Jeffrey L. Weiss Age: 60	Class I Director	Since inception; Term expires 2024	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 53	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.
Nauman S. Malik Age: 41	Chief Compliance Officer	Since September 2015	Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC from September 2015 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020.
Courtney B. Fandrick Age: 39	Secretary	Since August 2015	Chief Compliance Officer of Eagle Point Credit Management LLC and Eagle Point Income Management LLC since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020; Secretary of Eagle Point Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our independent directors received compensation from the Company in the amounts set forth in the following table during the six months ended June 30, 2021.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$50,000
Kevin F. McDonald	$47,500
Paul E. Tramontano	$47,500
Jeffrey L. Weiss	$53,750
TOTAL	$198,750	*

* Includes amounts that were payable to directors as of June 30, 2021 in respect of the six-month period ended June 30, 2021. Such amounts were paid in the immediately following fiscal period.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $95,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2021.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 13, 2021, the stockholders of the Company voted to re-elect two Class I directors to serve until the Company’s 2024 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Scott W. Appleby[1]	24,690,581	742,059	0
Jeffrey L. Weiss[1]	24,693,403	739,237	0

[1]	Mr. Appleby and Mr. Weiss were elected by the holders of the Company’s outstanding stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class II or Class III director and was not up for re-election at the Annual Meeting: James R. Matthews, Paul E. Tramontano, Thomas P. Majewski and Kevin F. McDonald.

Investment Advisory Agreement

At a meeting held on May 13, 2021, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Company, other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (2) information regarding the fees and other expenses paid by the Company, including the cost of services provided by the Adviser and its affiliate; (3) the profitability to the Adviser of its relationship with the Company, including certain ancillary and other benefits received by the Adviser; (4) comparative information on fees and expenses borne by other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services provided to the Company by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to align personnel interests with the long-term success of the Adviser’s clients, including the Company.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability and investment and risk management programs and legal and compliance programs of the Adviser, and the Company’s use of leverage, the different forms of leverage used by the Company, the effect of such leverage on the Company’s portfolio, profitability and performance, and the forms and levels of leverage used by certain of the Company’s peers.

The Board then reviewed and considered the Company’s performance results in terms of both (1) total return on a net asset value basis (i.e., book basis) and (2) total return to common stockholders (assuming reinvestment of dividends), each during (a) the 2018 calendar year, (b) the 2019 calendar year, (c) the 2020 calendar year, (d) the first quarter of 2021, and (e) the period from the Company’s initial public offering through a recent date, and considered such performance in light of the Company’s investment objective, strategies and risks.

The Board also considered and discussed at length these results in comparison to the performance results for various relevant periods of (1) an account managed by the Adviser that is comparable to the Company in investment strategy and objectives (“Comparable Account”), (2) two publicly listed registered investment companies that have an investment strategy that is directly comparable to the Company (“Peer Funds”), (3) other registered investment companies and business development companies that either invest a portion of their assets in CLO equity or junior debt securities or have similar underlying assets to the underlying assets of the CLO securities held by the Company (“Other Peer Companies”), (4) a composite of estimates of CLO equity performance published by several Wall Street research firms (“Research Estimates”) and (5) an index that is intended to measure the performance of all business development companies listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other requirements (“BDC Index”). The Board considered the Adviser’s representation that there were material differences between the strategies and portfolios of the Other Peer Companies and those of the Company and thus the Other Peer Companies provided an imperfect basis for comparison. The Board also considered the limitations inherent in comparing the Company’s performance to that of the Research Estimates and the BDC Index. The Board also discussed and considered the Company’s recent performance in light of recent and current market conditions.

In addition, the Board considered information on the steps that the Adviser and its affiliates had taken to address market disruptions and operational challenges caused by the ongoing COVID-19 pandemic and discussed the impact of those steps and subsequent developments on the Company’s and the Adviser’s ongoing operations.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Company with those of the Peer Funds and the Other Peer Companies and the advisory fee rate of the Comparable Account.

The Board noted that the Company’s base management fee rate was lower than or the same as, the Company’s incentive fee rate was the same as, and the Company’s incentive fee hurdle was higher than or the same as, those of the Peer Funds, and that the Company’s total expense ratio was lower than that of each of the Peer Funds.

The Board also noted that, while there were certain differences among the fee structures of the Company and each of the Other Peer Companies, the Company’s advisory fee rates generally were comparable to and within the range of those paid by each of the Other Peer Companies with (1) both management and incentive fee components to their investment adviser’s compensation and (2) a portion of their assets invested in CLO equity or junior debt securities. The Board also noted that the Company’s total expense ratio (as a percentage of its total investments) was higher than those of all but one of the Other Peer Companies. The Board further took into consideration the fact that the Other Peer Companies with the lowest total expense ratios did not pay incentive compensation under their investment advisory agreements. The Board additionally considered that the comparisons of the advisory fee rates and total expense ratios to the Other Peer Companies were not particularly meaningful, as the investment strategies and portfolios of the Other Peer Companies (and, accordingly, the resources and costs necessary to implement and manage such strategies and portfolios) are materially different than those of the Company.

The Board also compared the advisory fee rates paid by each of the Company and the Comparable Account to the Adviser. The Board noted the differences in the fee structures and that such differences could cause the Company to pay a higher effective advisory fee rate than the Comparable Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different types of investment vehicles, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a publicly-traded registered investment company.

In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the Company’s previous issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the

Adviser’s incentive fee and, with respect to preferred stock, the Adviser’s base management fee, and therefore may create a conflict of interest.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the profitability information presented and other factors considered, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO securities in which the Company invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Company’s investments in the primary markets (particularly with respect to CLO equity investments), and (3) the limited size of individual CLO transactions, growth in the Company’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the portfolio. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Advisory Agreement was fair and reasonable in light of the services provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s pre-effective amendment to its registration statement on Form N-2 made on May 29, 2020 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2021 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing to be made with the SEC prior to August 31, 2021, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the six months ended May 31, 2021, the Company recorded distributions on our common stock equal to $0.48 per share or $15.6 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

*                                  *                                  *

End of Semiannual Report. Back Cover Follows.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© 2021 by Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2021.

Item 13. Exhibits

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski

Thomas P. Majewski

Chief Executive Officer

Date:	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski

Thomas P. Majewski

Chief Executive Officer (principal executive officer)

Date:	August 17, 2021

By:	/s/ Kenneth P. Onorio

Kenneth P. Onorio

Chief Financial Officer (principal financial officer)

Date:	August 17, 2021